Eos Energy Enterprises Reports Fourth Quarter & Full Year 2023 Financial Results and Provides 2024 Outlook Full-year gross margins improved by 41% year over year EDISON, N.J. – March 4, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced financial results for the fourth quarter and full year ended December 31, 2023, and announced 2024 outlook. Fourth Quarter Highlights + Revenue totaled $6.6 million; a 148% increase compared to prior year, as the Company fully transitioned production to the Eos Z3TM Cube on its semi-automated manufacturing line. + Cost of Goods Sold totaled $30.4 million, a 66% gross margin improvement compared to prior year resulting from the Eos Z3 battery’s simple design that utilizes low-cost raw materials combined with a streamlined manufacturing process. + Operating expenses totaled $18.5 million; a 10% reduction compared to Q4 2022. + Cash balance of $69.5 million (excluding restricted cash) as of December 31, 2023. + Commercial opportunity pipeline of $13 billion, a 77% increase compared to prior year with a $534.8 million orders backlog as of December 31, 2023, an increase of 15% compared to December 31, 2022. Full Year Highlights + Revenue totaled $16.4 million, compared to $17.9 million in the prior year as the company launched the Eos Z3 Cube that has current cycle times of less than 3-minutes, down 70% since product launch, with scrap rates running below 3%. + Costs of Goods Sold was $89.8 million, a $63.5 million decrease compared to prior year, a 41% gross margin improvement driven by lower raw material input costs combined with initial Z3 program benefits. + Operating expenses of $79.5M, a 7% decrease compared to prior year, primarily driven by tighter cost control measures. Eos Chief Executive Officer Joe Mastrangelo said, “Eos transitioned its entire manufacturing capacity from Gen 2.3 to the new Eos Z3 Cube. We’ve already begun seeing the anticipated operational benefits associated with the Z3 battery design that provides improved power density along with lower unit costs from its simpler mechanical design.” Mastrangelo concluded, “We remain focused on executing the path to profitability outlined in our December 12 strategic outlook call that includes bringing into service the state-of-the-art (SotA) manufacturing line 1. I’m pleased to report that the timeline for expanding affordable American made battery storage capacity remains unchanged. There continues to be strong demand signals for longer duration energy storage, and we’re excited to work with our customers to fulfill this growing need with a safe, secure and differentiated alternative.”

2 2024 Outlook + For full year 2024, the Company expects to recognize $60 million to $90 million in revenue as state-of- the-art (SotA) line 1 is expected to begin initial commercial production in Q2 2024. The Company then plans to increase manufacturing volume throughout 2024 that aligns production with customer requirements as well as the planned realization of its cost-out roadmap. + The Company forecasts positive contribution margin in Q4 2024 as multiple cost reduction actions are implemented throughout the year. Contribution margin is defined as sales price less direct labor and direct materials and includes the benefit of the production tax credits. The cost out program should deliver initial benefits in late Q1 2024, with majority of the benefits being achieved in Q4 2024 as the Company ramps up production volume. Recent Business Highlights Project AMAZE At the end of January, the Company’s automation partner, ACRO Automation, fully powered on the core Eos Z3 battery assembly and finishing operations on SotA line 1. Achieving this milestone begins system integration, implementing final controls logic and full mechanical completion followed by the automation system debugging to prepare for Factory Acceptance Testing in Wisconsin. The Company is currently on schedule for full SotA line 1 commissioning in Turtle Creek during Q2 2024. Eos Z3 Product Launch In mid-February, the Company produced the 100th Eos Z3 Cube which took less than 5 months compared to Gen 2.3 where over one and a half years were required to produce the first 100 units. Since the Z3 launch in September, the Company has reduced Eos Z3 battery cycle times from an average of 10 minutes at launch to 3 minutes, with scrap rates below 3%. The Company will continue manufacturing on its semi- automated manufacturing line until SotA line 1 is commissioned. The 2024 revenue assumptions tie factory output with customer delivery requirements and the Company’s cost-out roadmap to minimize working capital requirements. Path to Profitability During the first quarter, the Company entered a multiyear agreement with SABIC Specialties’ US business unit to supply conductive composite thermoplastic for the Eos Z3 battery module while also expanding its partnership with TETRA Technologies. TETRA is designated as Eos’s preferred strategic electrolyte supplier for the Eos Z3 Cube. These expanded partnerships position Eos to better achieve scale, reduce costs per battery, and improve overall quality and performance as the Company progresses on its cost -out roadmap with initial savings to be realized in late Q1 2024. As of Q4 2023, the Company achieved nearly 30% product cost out, which is more than 35% of the Z3 cost reduction goal stated on the December 12 strategic outlook call. The Company expects the Eos Z3 Cube to achieve a power density up to 695 kWh for longer duration applications by the end of Q1 2024 with planned increases to deliver 800 kWh by the end of 2024. Commercial Outlook The Company continues to build a strong foundation both domestically and internationally, with its commercial opportunity pipeline increasing to $13 billion as of Q4 2023. There are 1.9 GWh in late-stage opportunities, including a memorandum of understanding (MOU) with Pine Gate Renewables to expand

3 the existing partnership with closing anticipated by the end of Q1 2024. Recent macro-level regulations continue to drive a shift toward longer duration discharges combined with the need for safe, secure American made energy storage solutions. In addition, the Company is seeing increased international momentum as three key markets recently communicated renewable goals for the next decade. Most recently, an Eos Z3 Cube was shipped to Sicily, Italy to test a diverse set of potential use cases that is expected to provide further opportunities for international growth. Earnings Conference Call and Audio Webcast Eos will host a conference call to discuss its fourth quarter and full year 2023 financial results on March 5, 2024, at 8:30 a.m. ET. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at https://investors.eose.com. To access the call by phone, please register in advance using this link (registration link), and you will be provided with dial in details via email upon registration. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’s investor relations website for a limited time. The webcast replay will be available beginning at 11:30 a.m. ET on March 5, 2024, and can be accessed by visiting https://investors.eose.com/events-and-presentations. About Eos Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, contribution margins, orders backlog and opportunity pipeline for the fiscal year ended December 31, 2024, our path to profitability and strategic outlook, the tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act of 2022, statements regarding our ability to secure final approval of a loan from the Department of Energy LPO, or our anticipated use of proceeds from any loan facility provided by the US Department of Energy, statements that refer to 2024 outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "est imate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may

4 identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, uncertainties around our ability to secure final approval of a loan from the Department of Energy the Loan Programs Office, in a timely manner or at all, or the timing of funding and the final size of any loan if approved; the possibility of a government shutdown while we work to finalize loan documents with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid- 19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings t hat the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

5 Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure for backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company. Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects. Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”) or Master Supply Agreement (“MSA”) executed by both parties.

6 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In thousands, except share and per share data) For the Years Ended December 31, 2023 2022 Revenue Total revenue $ 16,378 $ 17,924 Costs and expenses Cost of goods sold 89,798 153,260 Research and development expenses 18,708 18,469 Selling, general and administrative expenses 53,650 60,623 Loss from write-down of property, plant and equipment 7,159 6,846 Grant income, net — (16) Total costs and expenses 169,315 239,182 Operating loss (152,937) (221,258) Other (expense) income Interest expense, net (18,770) (7,915) Interest expense – related party (37,466) (10,898) Change in fair value of warrants (24,980) 848 Change in fair value of derivatives - related parties 9,983 10,880 Loss on debt extinguishment (3,510) (942) Other expense (1,795) (477) Loss before income taxes $ (229,475) $ (229,762) Income tax expense 31 51 Net loss $ (229,506) $ (229,813) Other comprehensive income Foreign currency translation adjustment, net of tax 1 6 Comprehensive loss $ (229,505) $ (229,807) Basic and diluted loss per share attributable to common shareholders Basic $ (1.81) $ (3.68) Diluted $ (1.81) $ (3.68) Weighted average shares of common stock Basic 126,967,756 62,439,857 Diluted 126,967,756 62,439,857

7 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES CONSOLIDATED BALANCE SHEET DATA (In thousands) December 31, 2023 December 31, 2022 Balance sheet data Cash and cash equivalents $ 69,473 $ 17,076 Other current assets 52,858 38,071 Property and equipment, net 37,855 27,169 Other assets 26,306 24,472 Total assets 186,492 106,788 Total liabilities 297,292 239,499 Total deficit (110,880) (132,711) SUMMARIZED STATEMENT OF CASH FLOW DATA (In thousands) (1) Includes current and long-term restricted cash, as reflected on the balance sheet December 31, 2023 December 31, 2022 Cash used in operating activities $ (145,018) $ (196,857) Cash used in investing activities (29,461) (17,170) Cash provided by financing activities 227,918 139,544 Effect of foreign exchange on cash, cash equivalents and restricted cash 5 14 Net increase (decrease) in cash, cash equivalents and restricted cash 53,444 (74,469) Cash, cash equivalents and restricted cash, beginning of year1 31,223 105,692 Cash, cash equivalents and restricted cash, end of year1 $ 84,667 $ 31,223